               Exclusive Consulting And Services Agreement

                        (English Version)

This Exclusive Consulting and Services Agreement (the "Agreement") is

entered into as of December 20, 2006, between the following two parties:

PARTY A: Longdan International Inc.

Legal Address: Renaissance Trust Ltd, Solomon Building, P. O. Box 636,

Main Street, Charlestown, Nevis.

PARTY B: Hubei Longdan Biological Medicine Technology Co. Ltd.

Legal Address: Floor 21, Jiangtian Building, No. 586 Wuluo Road,

Wuchang District, Wuhan, Hubei, China, 430070

WHEREAS, Party A is a business company incorporated under the laws of

Nevis, and owns resources to provide business consulting and related services;

WHEREAS, Party B is a company with exclusively domestic capital registered in the People's Republic of China, and is engaged in the business of Chinese medicine development, manufacturing, sale, and pharmacy management distribution network;

WHEREAS, Party A desires to be the provider of business consulting and related services to Party B, and Party B hereby agrees to accept such business consulting and related services;

WHEREAS, Party A has established a business relationship with Party B by entering into an Operating Agreement dated as of the same date hereof ("Operating Agreement");

NOW THEREFORE, Party A and Part B through negotiations hereby agree as follows:

1.     Business Consulting and Services Exclusively:

      1.1 During the term of this Agreement, Party A agrees to act as the exclusive business consulting and services provider of Party B.

Party A provides the exclusive business consulting and related services on general business operation of Party B, such as:

      (a) Advice and assistance of the variously strategical business plans;

      (b) To provide consulting and related services on management, and marketing;

      (c) Advice of the plan of the research and development of the new

Chinese medicines;

      (d) Advice of the plan of the improvement and innovation of the medicine manufacturing and testing methods;

      (e) Advice on the strategically planning, improvement,

consolidation, and acquisition of the pharmaceutical wholesale business;

      (f) Advice on the establishment and expansion of the pharmacy management distribution network;

      (g) Advice on the budget planning;

      (h) Advice on the recruiting, relocation, or training of the managers, and staffs;

      (i) Advice on the employment contracts, and payroll administration.

      1.2 Party B hereby agrees to accept such business consulting and related services. Party B also agrees that, during the term of this

Agreement, it shall not utilize any third party to provide such business consulting and related services without the prior written consent by Party A.

      1.3 Party A shall be the sole and exclusive owner of all

intellectual property rights created or discovered by Party A, or Party

B based on Party A's services under this Agreement. This intellectual property rights should include, but not limited to, patents, know-how,

trademarks, any trade secrets, copyrights, special methods and processes, identified materials, research and technical documents.

2.    Consulting and Services Fees:

      2.1 Unless otherwise agreed by the both Parties, Party B shall pay to Party A the Consulting and Services Fees annually during the term of this Agreement. The Consulting and Services Fees equal to Party B's net profits of every year, as being defined as the revenues of the year after deduction of operating costs, selling expenses, general and administration expenses, interests expenses and taxes. If one year's net profit is zero, Party B's payment for the Consulting and Services

Fees in that year is zero; if Party B suffers losses in one year, all such losses will be carried over to the successive year and deducted from the successive year's Consulting and Services Fees. Party B shall pay the Consulting and Services Fees based on the yearly financial statements. Party B shall make the yearly payment within 30 days after the issuance of the financial statements to Party A. The Consulting and

Services Fees shall be paid in RMB deposited by Party B to the bank account designated by Party A, and Party A should issue legal invoice to Party B.

      2.2 If Party B fails to pay all or any part of the Consulting and

Service Fees due to Party A in RMB under the above-mentioned Article

2.1 within the time period stipulated, Party B shall pay to Party A interest in RMB on the amount overdue based on the three (3) month lending rate for RMB announced by the Bank of China on the associated due date.

      2.3 Taxes and expenses arising out of the execution and

implementation of this Agreement shall be borne by Parties

respectively.

3.    Indemnity

      Party B shall indemnify Party A against all expenses, including attorney's fees, judgments, penalties, and fine, arising out of any litigation, claim or other jurisdictional procedure against Party A resulting from the performance of the Exclusive Consulting and Services

Agreement for Party B. The Article of Indemnity shall survive even after the termination or expiration of this Agreement.

4.    Effective Date And Term

     This Agreement shall come into effect as of the date first present above. The term of this Agreement is ten (10) years, and shall be automatically renewed for additional ten (10) year period upon the initial expiration of the initial term hereof or any renewal term,

except earlier termination happens any time as set forth in Article 5 of this Agreement.

5.    Termination

      During the initial or any renewal term of this Agreement, Party B shall not elect to terminate this Agreement. Notwithstanding the above stipulation, Party A shall have the right to terminate this Agreement with or without any reason at any time by definitely giving Party B a written notice thirty days prior to the termination.

6.

Force Majeure

      Force Majeure means any event that is beyond the party's

reasonable control and cannot be prevented with reasonable care, such as the acts of nature: earthquake, flood, typhoon, fire, explosion, and acts of governments, war, and acts of terrorism or other civil unrest means. If a Force Majeure event exists and affects the performance of this Agreement, the affected party shall immediately notify the other party by means of telegraph, e-mail or other electronic forms, and shall furnish sufficient evidence in writing of the occurrence of the

Force Majeure event within twenty (20) calendar days thereafter.

According to the impact of the Force Majeure on the performance of this

Agreement, the Parties determine whether to release this Agreement.

After the event of Force Majeure is removed, both parties agree to resume performance of this Agreement with their best efforts.

7.

Language

     This Agreement is written in both Chinese and English, and executed in English only, and the executed English language Agreement shall prevail in all cases. This Agreement is executed in two originals and each Party holds one original. Each original has the same legal effect.

8. This Agreement shall be governed by, and construed in

accordance with the laws of the People's Republic of China.

9.    Settlement of Dispute

      The parties shall strive to settle any dispute arising from, out of or in connection with the interpretation or performance of this

Agreement through friendly negotiation. In case no settlement can be reached through negotiation within six months, each party can submit such matter to China International Economic and Trade Arbitration

Commission (the "CIETAC"). The arbitration shall follow the current rules of CIETAC. The arbitration award shall be final and binding upon the parties and shall be enforceable in accordance with its terms.

10.   Amendments and Supplementary Agreements

     Parties may negotiate and enter any amendments of this Agreement,

or supplementary agreements on matters not agreed upon herein. Any amendments of this Agreement, or supplementary agreements shall be valid only when made in writing and signed by both parties. Any amendments of this Agreement, or supplementary contracts have equal effect as this Agreement.

11.   Without the prior written approval of Party A, Party B shall not assign this Agreement, in part or in whole, to any third party.

12.   Capable of Severing

     Any of the provisions of this Agreement will be deemed as capable of severing in the jurisdiction where it conflicts with the laws in such jurisdiction. The invalid or unenforceable effect of such provision in one jurisdiction should not be affected that in other jurisdictions.

( A Signature Page Follows )

                        Signature Page

IN WITNESS WHEREOF the Part A and Part B hereto have caused this

Agreement to be duly executed on their behalf by a duly authorized representative as of the date first written above.

Party A:  Longdan International Inc.

By: /s/ Zhilin Zhang

Zhilin Zhang

Chairman

Party B: Hubei Longdan Biological Medicine Technology Co. Ltd.

By: /s/ Zhilin Zhang

Zhilin Zhang

Chairman